UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2008

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                       001-33519             95-3551121
--------------------------------  -----------------------    -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 Western Avenue, Glendale, California                        91201-2349
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

         On March 31, 2008, Public Storage issued a press release to report the acquisition by the New York Common Retirement Fund of a 51% interest in Public Storage's Shurgard Europe operations for approximately (euro)383.2 million ($606 million), plus an adjustment for operating results of Shurgard Europe from December 31, 2007 through March 31, 2008. The press release is included in the text of Exhibit 99.1 to this Current Report on Form 8-K.

         This Form 8-K, including the attached Exhibit 99.1, contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Public Storage's control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements and speak only as of March 31, 2008. Public Storage undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Risks and uncertainties that could impact these forward-looking statements include risks related to international businesses and the risk the parties will be unable for any reason to achieve the anticipated benefits of the transaction. Additional information about risks and uncertainties that could adversely affect Public Storage's forward-looking statements are described in reports filed by Public Storage with the Securities and Exchange Commission, including its 2007 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K.

         The information in this Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         The following exhibit shall be deemed to be furnished and not filed:

Exhibit 99.1--Press Release dated March 31, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 31, 2008

                                                  PUBLIC STORAGE


                                                  By: /s/ John Reyes
                                                      -------------------------
                                                      John Reyes
                                                      Senior Vice President
                                                      & Chief Financial Officer